SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Real Assets Fund
Effective November 20, 2017, the following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:
The Advisor has contractually agreed through November 19, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
November 15, 2017
PROSTKR-980